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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[x] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

 .............................. OGDEN CORPORATION ...............................
                (Name of Registrant as Specified In Its Charter)

 ........................... PROVIDENCE CAPITAL, INC. ...........................
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    ............................................................................

    2) Aggregate number of securities to which transaction applies:

    ............................................................................

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined)

    ............................................................................

    4) Proposed maximum aggregate value of transaction:

    ............................................................................

    5) Total fee paid:

    ............................................................................


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ............................................................................

    2) Form, Schedule or Registration Statement No.:

    ............................................................................

    3) Filing Party:

    ............................................................................

    4) Date Filed:

    ............................................................................

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PROVIDENCE CAPITAL CONTINUES TO SEEK CHANGE AT OGDEN.

Providence Capital responded today to proxy materials filed yesterday by Ogden Corporation (NYSE:OG) with the SEC. Providence is seeking to elect its three nominees to the Ogden board in opposition to three of management's candidates at the company's annual meeting currently scheduled for May 20, 1998.

Herbert Denton, president of Providence Capital, commented, "Ogden's statement fails to address the critical issues facing Ogden's shareholders. In Providence's opinion, this Board of Directors and its long-time Chief Executive Officer have compiled an eight-year track record of failure:

     o   failure to implement a consistent business strategy.
     o failure to consistently deliver increased value for Ogden's shareholders.
     o   failure to properly allocate capital.
     o   failure to promote a sensible corporate structure for the Company.
     o   failure to divest a low-growth Waste-to-Energy business.
     o failure to adopt corporate governance policies which are favorable to shareholders.

"Providence believes that mangagement's eight-year track record is best summarized in the performance of Ogden's stock price. Ogden's closing share price on May 31, 1990, shortly after Richard Ablon's appointment as CEO, was $25.75 per share. Ogden's stock price was trading at that level as recently as February 2, 1998, and, up until this year, had rarely exceeded that price on a consistent basis at any time during R. Richard Ablon's eight year regime. In our opinion, this performance calls for change."

"Providence Capital's three director nominees, Rober J. Slater, Lawrence G. Schafran, and Michael G. Conroy, have substantial business and public board experience. If elected, our nominees will seek to foster changes to improve Ogden's growth, profitability, and long-term business values. Providence is confident that these changes would give Ogden's shareholders a better chance of improving their return on investment."

Providence Capital asks Ogden shareholders not to vote management's proxy until they have had the opportunity to review Providence's materials, which are expected to be mailed in early May.

Providence Capital is a NASD-registered broker-dealer and investment management firm with special expertise in corporate governance and shareholder matters. Providence Capital has been successful in placing directors on the boards of California Microwave, Inc., Chic by H.I.S., Inc., COMSAT Corporation, and Mesa Air Group, Inc.

Providence Capital, Inc. and other participants own a total of 41,000 shares of common stock of Ogden.

For a copy of the company's preliminary materials, shareholders may contact Providence Capital at 212/888-3200 or MacKenzie Partners, Inc. toll-free at 800/322-2885.

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                  ADDITIONAL INFORMATION REGARDING THE NOMINEES

Current ownership interests in securities of the Company of the Nominees and their Associates.

        Name of Nominee                             Number and Class
                                                     of Shares Owned

Michael G. Conroy                                         None
International Herald Tribune
850 3rd Avenue, 10th Floor
New York, NY  10022

Larry G. Schafran                                         None
OG Schafran & Associates
54 Riverside Drive
Apt. 14B
New York, NY  10024

Robert J. Slater                                1,000 shares of Common Stock
Jackson Consulting
Wahackme Road
New Canaan, CT  06840

None of the associates of any of the Nominees owns any securities of the Company, other than the indirect interest of Lynn Hecht Schafran, the wife of Larry G. Schafran, in the 30,000 shares of Common Stock of the Company owned directly by Providence Investors. Ms. Schafran has a less than 2% interest in Providence Investors.

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               ADDITIONAL INFORMATION REGARDING OTHER PARTICIPANTS

 Name, principal occupation or                   Number and Class
  business, business address                     of Shares Owned

Providence Capital, Inc.                 10,000 shares of Common Stock
Broker-Dealer Firm
730 Fifth Avenue, Suite 2102
New York, NY 10019

Herbert A. Denton                        40,000 shares of Common Stock
President, Chief Executive Officer       (10,000 shares through Providence,
Providence Capital, Inc.                 as to which Mr. Denton has sole
730 Fifth Avenue, Suite 2102             voting and investment power and
New York, NY 10019                       30,000 shares through Providence
                                         Investors  LLC, a private
                                         investment fund located at 730
                                         Fifth Avenue, New York, New
                                         York 10019, as to which Mr.
                                         Denton shares voting and
                                         investment power with Mr. Morey
                                         as a managing member).

William Tapert                           None
Managing Director
Providence Capital Inc.
730 Fifth Avenue, Suite 2102
New York, NY 10019

Adam Weiss                               None
Vice President
Providence Capital Inc.
730 Fifth Avenue, Suite 2102
New York, NY 10019

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Gregory Morey                            30,000 shares of Common Stock
Managing Member                          (through Providence Investors,
Providence Investors, LLC                LLC, as to which Mr. Morey
730 Fifth Avenue, Suite 2102             shares voting and investment
New York, NY  10019                      power with Mr. Denton as a
                                         managing member).

Pacific Equity Limited                   None
12th Floor
Dina House
Duddell Street
Hong Kong

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